Exhibit 99.1

Eagle Bulk Shipping Inc.

Investor Presentation

March 2007

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc.
cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-
looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Agenda

Investment Thesis

The Fleet

Industry View

Financial Overview

Conclusion

Investment Thesis

Eagle Bulk – A Clear, Focused Investment Story

We are the third largest
Supramax owner in the world

Quality  -  Consistency  -  Transparency

Strong contract coverage at
today’s healthy rates

Proven growth strategy

Strong balance sheet with a
low Net Debt to Capital of
39%*

                * Pro forma for 1Q-07 transactions

Best long term prospects

Stable and visible cash flows for

sustainable dividends

$70m acquisition in 3Q-05

$105m acquisition in 2Q-06

$67m acquisition in 4Q-06

$205m acquisition in 1Q-07

Ample liquidity for continued

growth

1 DWT Excluding Newbuildings, pro forma for Q1-07 transactions

2 Mar 07 Financial metrics pro forma for Q1-07 transactions

3 Charter Cover based on earliest redelivery

Mar 06

Mar 07

Growth

Fleet Size

13 Vessels

22 Vessels

+  69%

   - Supramax

9 Vessels

15 Vessels

+  67%

   - Supramax Newbuildings

-

4 Vessels

   - DWT

643,980 tons

915,399 tons

1

+  42%

Finance

2

   - Enterprise Value

$505 million

$1,065 million

+  111%

   - Market Capitalization

$396 million

$801 million

+  102%

   - Liquidity Available

$202 million

$218 million

+  8%

   - Dividends Paid to Date

-

$3.13 per share

Charter Cover

3

   - 2007

98%

   - 2008

53%

Eagle Bulk - A Growth Story

Agreed to purchase three modern Supramaxes for $138.7 million

A 53,343 dwt Supramax vessel, Shrike, built in 2003 to be delivered in
April 2007 and enter into a two-year charter at a daily rate of $24,600

A 53,350 dwt Supramax vessel, Skua, built in 2003 to be delivered in
June 2007 and enter into a two-year charter at a daily rate of $24,200 a 53,146 dwt Supramax vessel, Kittiwake, built in 2002 to be delivered in
June 2007 and enter into a one-year charter at a daily rate of $30,400*

Signed letters of intent for construction of 2 Japanese 56,000 dwt Supramax vessels with IHI Marine United at a contract price of $33.2 million each. First vessel to be delivered in Q4-2008 and the second vessel in Q1-2009.

Sold our oldest and smallest vessel, Shikra, for $12.5 million gross

Transactions expected to be accretive in 2007; acquisitions funded with a combination of common shares and drawings from our credit facility

Young Supramax Fleet Maintains Quarterly Dividends

* The charter rate may reset at the beginning of each month based on the average time charter rate for the Baltic Supramax Index, but in no case be less than $24,400 per day.

New Transactions – Continued Growth with Secure Cashflows

The Fleet

Modern, High Quality Geared Fleet of Supramax Vessels

Charter renewals at today’s healthy rates extends high cashflow generation

Period cover extends revenue visibility and predictability and limits spot volatility

98% of pro forma 2007  fleet covered by contracts

53% of pro forma 2008 fleet covered by contracts

*    JAEGER will commence the new time charter at a rate of $27,500 per day for 12-14 months. The charter rate may reset at the beginning of each month based on the average time charter rate for the Baltic Supramax Index, but in no case will it be less than $22,500 per day.

Vessel

Charter
Commences

Charter Rate

Cardinal

Mar – Jun
2007

11 - 13 months

$28,000 per day

Jaeger

Apr – Jun
2007

12 - 14 months

$27,500 per day*

Harrier

Jun 2007

24 - 27 months

$24,000 per day

Kite

Mar – Jun
2007

26 - 29 months

$21,000 per day

Sparrow

Oct 2006 –

Jan 2007

11 - 13 months

$24,000 per day

(floor rate) plus
profit share

Hawk I

Apr 2007

24 - 26 months

$22,000 per day

Condor

Oct 2006 –
Mar 2007

26 - 29 months

$20,500 per day

Griffon

Jan – Apr
2007

24 - 26 months

$20,075 per day

Charter
Period

Eagle Captures Today’s Drybulk Values for Extended Periods

Time Charter Contracts Provide Stable and Visible
Cashflows

Contracted gross revenues1 in excess of $275 million at attractive rates

       1 Pro forma for acquisitions

Industry View

Bao Steel of China and CVRD of
Brazil agree to a 9.5% iron ore
price increase in December 2006
instead of the usual February to
April negotiation period.

In Feb 2007, NYK and Bao Steel
contracted to transport 27m tons
of iron ore from Brazil to China
until 2030.

Drybulk Demand Easily Absorbing Supply

World output growth expected at 5.1% in 2006
and forecast 4.9% in 2007

Strongest 4-year period of global
expansion since early 1970s

China to sustain growth at an average 10% for
2006 and 2007

Emerging Markets growth at 7.3% in 2006 and
7.2% in 2007

India to sustain growth at 8% for 2006
and 2007

Persian Gulf states to invest $100 billion for
infrastructure

Gulf States 2006 GDP growth  at 7.2%

24% of the world’s high-rise building
cranes are in Dubai

Shift in trade patterns towards BRIC countries
(Brazil, Russia, India, China) increases ton-mile
demand

Chinese coastal trade, an unreported shipping
statistic, now a major factor

Source: IMF, Financial Times

Lead Demand Indicator

Price certainty gives
drybulk market stability

Indicates strong demand

Eagle Fleet Well-Positioned for Changing Trade Patterns

Vessel Gear increases flexibility and broadens customer base

Approximately 60% of Chinese berths cannot
handle Panamax or Capesize vessels*

Approximately 25% of Chinese berths require
vessels with cargo gear * – a constraint only
satisfied by sub-Panamax sector vessels

Source:  * J.E.Hyde

Protected Market

850m ton sub-Panamax market

Exports of cement and steel out of China
expected to maintain healthy growth rates in
excess of 20%.

New mining capacities in Australia and Brazil
to increase iron ore output by 70-80 million
tons per annum.

Reduced Indian ore exports increases ton
miles as China increases imports from Brazil.

Charterers Attracted by Versatility of Supramax Vessels

MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

33% of Eagle’s 2006 Cargoes were “Capesize and Panamax cargoes”

In 2006 Eagle Fleet carried total cargo of: 6.24 million tons

Drybulk supply position :

   Lowest supply as a
percentage of existing fleet

   Lowest orderbook supply in
million dwt

15

Drybulk Sector – Best Market to be in the Next 3 Years

   Only sector with
consistently  declining
orderbook  through 2009

Supply as % of fleet :

                               as of    1 Jan 06          1 Jan 07

  Drybulk :    19%      22%

  Tankers :    25%      37%

  Containers: 53%      48%

World Vessel Supply 2007-2009

Source: Clarksons as of January 2007

1.41

27.00

34.10

1.51

33.60

21.00

19.48

46.30

1.27

Drybulk

(m dwt)

Tankers

(m dwt)

Containers

(m teu)

2007      2008      2009

2007      2008     2009

2007      2008      2009

   19 of the 22 vessels owned* by the
Company are Supramaxes

  Smallest segment of the drybulk
market provides opportunities

* Pro forma for transactions and deliveries of recent acquisitions

New Supramax Asset Class Services Growing Global Needs

Source:    Clarksons as of January 2007

Aging Handymax fleet — 33% of
capacity > 20 years old

Number of Handymax vessels over
20 years old is 200% of the
orderbook

Orderbook and Fleet Age

16

World Dry Bulk Fleet

33%

23%

17%

21%

19%

31%

0%

4%

8%

12%

16%

20%

24%

28%

32%

36%

40%

Handymax

Panamax

Capesize

% of Fleet > 20 years

Orderbook as % of Fleet

Financial Overview

High Utilization Rate = Maximum Revenue

Revenue Growth

2006

2005

99.6%

99.7%

Fleet Utilization

5,203

2,500

Operating Days

5,224

2,507

Available Days

64

24

Less : Drydock Days

5,288

2,531

Ownership Days

2007(E) - Pro forma for Q1-07 transactions

Net revenues based on a pro forma 2007 fleet charter cover
of 98% and assuming earliest charter redelivery rates.

Net revenues include billed time charter revenues, deductions for brokerage commissions and amortization of net prepaid
and deferred charter revenue. Please refer to our financial
statements for a definition of Ownership days, Available days,
Operating days, and Fleet  Utilization.

-

20

40

60

80

100

120

140

2005

2006

2007 (E)

$ m

Net Revenues

Income Statement

($000's)

REVENUES

Net Time Charter Revenues

108,110

56,957

Less : Amortization of Prepaid and Deferred Revenue

3,462

891

Net Revenues

104,648

56,066

EXPENSES

Vessel Expenses

21,562

11,053

Depreciation and Amortization

21,812

10,412

General & Administrative Expenses

5,223

3,491

Management & Other Fees to Affiliates

-

6,175

Non-cash Compensation Expense

13,070

11,735

Total Expenses

61,667

42,866

OPERATING INCOME

42,981

13,200

Interest Expense

10,549

7,209

Interest Income

(1,370)

(662)

NET INCOME

33,802

6,653

Basic and Diluted Income per Common Share

$0.98

$0.30

Weighted Average Shares Outstanding

34,543,836

21,968,824

Diluted Shares Outstanding

34,543,862

21,968,824

Adjusted Net Income

(non-GAAP measure)

:

Net Income

$33,802

$6,653

Add : Non-cash Compensation Expense

13,070

11,735

     Adjusted Net Income :

$46,872

$18,388

Basic and Diluted Adjusted Net Income per Common Share

$1.36

$0.84

2005

2006

Daily cash breakeven cost of $7,307 per day per vessel* (2007E)

No principal repayments until 2012

Low Breakeven Cost Strategy

The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The
Company is also making allowance for constraints in yard drydocking capacity which has driven up drydocking costs.

* Estimate Basis Current Fleet of 16 operating vessels

Strong Balance Sheet

1 Pro Forma after giving effect to acquisitions, sale of vessel, and equity issuance.

2 Newbuild Costs to be Capitalized eliminating any impact on current cash flows.

3 Net Debt is pro forma after taking into effect 4Q Dividend payment of $18.31 million.

4 Liquidity includes undrawn amounts available under the enhanced credit facility

Quarterly Dividend Cash Flow Maintained

21

BALANCE SHEET DATA

Dec 31, 2006

Mar 07

Transactions

Pro Forma

1

Dec 31, 2006

(in $ 000's)

Cash

$22,275

4,395

$26,670

Other Current Assets

5,377

(66)

5,311

Vessels, net

502,142

127,561

629,703

Advances for Vessel Construction

2

25,191

25,653

50,844

Restricted Cash

6,525

800

7,325

Other Assets

7,281

-

7,281

TOTAL ASSETS

568,791

-

727,134

Current Liabilities

6,881

-

6,881

Long-term Debt

239,975

57,453

297,428

Other Liabilities

359

-

359

Stockholders' Equity

321,576

100,890

422,466

Book Capitalization

561,551

719,894

Net Debt

3

/ Capitalization

41%

39%

Liquidity

4

270,516

218,258

Revolving Credit Facility increased to $500 million in Nov 2006

Interest only until 2012

* Thereafter semi-annual reduction in availability to Balloon

Ample Liquidity for Growth

22

$500 million 10-year Revolver at Favorable Terms

Amount

$500 million

Maturity

July 2016

Interest Only until (at least)

July 2012

Interest Margin

Libor + 75/85

basis points

Commitment Fees on

undrawn amounts

25 basis points

Availabilty in full for next *

6 years

Balloon

$270 million

Conclusion

Poised for Growth

High Dividends

Operate a modern, homogeneous
Supramax fleet

Stable and visible cashflows from 1 to
3 year time charters

98% of 2007 fleet days1 covered by
fixed contracts

Full cash payout dividend policy

Declared Dividends of $104.7 million or

$3.13 per share to shareholders

since September 2005

Demonstrates Strong Yield

Conclusion - Accretive Growth Strategy

Eagle Bulk – a solid, clear, focused investment story

Dividend Reinvestment Plan in effect

Low cash breakeven of $7,307 per
day2

Strong balance sheet1 with Net Debt to
Capital of 39%

No debt amortization until 2012

Ample liquidity for accretive acquisition
strategy

1 Pro forma for acquisition      2 current Fleet of 16 Operating Vessels

Appendix

Reconciliation of Net Income to EBITDA*

* EBITDA is as defined by the Company’s Credit Agreements. EBITDA represents operating earnings before extraordinary items, depreciation and amortization, interest expense, and income taxes, if any. EBITDA is included because it is used by certain investors to measure a company's financial performance. EBITDA is not an item recognized by GAAP and should not be considered a substitute for net income, cash flow from operating activities and other operations or cash flow statement data prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. EBITDA is presented to provide additional information with respect to the
Company’s ability to satisfy its obligations including debt service, capital expenditures, and working capital requirements. While EBITDA is frequently used as a measure of operating results and the ability to meet debt service requirements, the definition of EBITDA used here may not be comparable to that used by other companies due to differences in methods of calculation. The Company’s revolving credit facility permits it to pay dividends in amounts up to its earnings before extraordinary or exceptional items, interest, taxes, depreciation and amortization (Credit
Agreement EBITDA), less the aggregate amount of interest incurred and net amounts payable under interest rate hedging agreements during the relevant period and an agreed upon reserve for dry-docking, provided that there is not a default or breach of loan covenant under the credit facility and the payment of the dividends would not result in a default or breach of a loan covenant. Therefore, the Company believes that this non-GAAP measure is important for its investors as it reflects its ability to pay dividends.

26

Reconciliation of Net Income to Credit Agreement EBITDA

(in $ 000's, rounded)

Net Income

33,802

$

6,653

$

Interest Expense

10,549

7,209

Depreciation and Amortization

21,812

10,412

Amortization of Pre-paid Revenue

3,462

891

EBITDA

69,625

25,165

Adjustments for exceptional items

Management & Other Fees to Affiliates

-

6,175

Non-cash Compensation Expense

13,070

11,735

     Credit Agreement EBITDA

82,695

$

43,075

$

Year ended

Dec. 31, 2005

Year ended

Dec. 31, 2006

Eagle Bulk Shipping Inc.